SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)                October 1, 1999
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                                THE TALBOTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                 1-12552           41-1111318
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(State or Other Jurisdiction      (Commission      (I.R.S. Employer
  of Incorporation)               File Number)      Identification No.)




175 Beal Street, Hingham, Massachusetts                            02043
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(Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code               (781) 749-7600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.


         American Express Trust Company and The Talbots, Inc. ("Talbots") entered into The Talbots, Inc. Retirement Savings Voluntary Plan Trust Agreement as of October 1, 1999, whereby Talbots appointed American Express Trust Company as trustee of a trust to fund benefits under the Retirement Savings Voluntary Plan.


         Talbots and JUSCO (U.S.A.), Inc. ("JUSCO USA") entered into the Fourth Extension of Share Repurchase Program ("Extended Program") dated as of January 20, 2000, following the approval of the Board of Directors of Talbots of the fourth extension of its stock repurchase program to acquire an additional $20 million of its outstanding shares of common stock, $0.01 par value per share ("Common Stock") over a two year period.


         Under the Extended Program Talbots purchases shares on the open market and purchases a proportionate number of shares from JUSCO USA so as to maintain substantially the same percentage ownership of Talbots between JUSCO USA and the public shareholders. The price of the Common Stock purchased from JUSCO USA is equal to the weighted average price of the Common Stock paid to the public shareholders.


         On January 28, 2000, The Bank of Tokyo-Mitsubishi Trust Company approved and accepted an extension of its Revolving Credit Agreement dated as of January 25, 1994, and as amended on November 21, 1995, April 18, 1996 and
January  29,  1999,  between  Talbots  and The  Bank of  Tokyo-Mitsubishi  Trust
Company.


         The Sakura Bank, Limited and Talbots entered into the Fifth Amendment, dated as of January 28, 2000, to the Revolving Credit Agreement dated as of January 25, 1994, and as amended on November 21, 1995, April 18, 1996, January 28, 1998 and April 17, 1998.


         On January 31, 2000, The Dai-Ichi Kangyo Bank, Limited approved an extension of its Revolving Credit Agreement dated as of January 25, 1994, and as amended on November 21, 1995 and April 18, 1996, between Talbots and The Dai-Ichi Kangyo Bank, Limited.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         Exhibit 99.1 The Talbots, Inc. Retirement Savings Voluntary Plan Trust Agreement dated as of October 1, 1999 between Talbots and American Express Trust Company.

         Exhibit 99.2 Fourth Extension of Share Repurchase Program dated as of January 20, 2000 between Talbots and JUSCO (U.S.A.), Inc.

         Exhibit 99.3 Request for Extension dated December 20, 1999 from Talbots to The Bank of Tokyo-Mitsubishi, Limited.

         Exhibit 99.4 Acceptance of Extension dated January 28, 2000 from The Bank of Tokyo-Mitsubishi Trust Company to Talbots.

         Exhibit 99.5 Request for Extension dated December 20, 1999 from Talbots to The Sakura Bank, Limited.

         Exhibit 99.6 Fifth Amendment, dated as of January 28, 2000, to the Revolving Credit Agreement, as amended, dated as of January 25, 1994, between Talbots and The Sakura Bank, Limited.

         Exhibit 99.7 Request for Extension dated December 20, 1999 from Talbots to The Dai-Ichi Kangyo Bank, Limited.

         Exhibit 99.8 Confirmation of Extension dated January 31, 2000 from The Dai-Ichi Kangyo Bank, Limited to Talbots.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE TALBOTS, INC.


                                            CAROL GORDON STONE
Dated:   April 25, 2000               By:  _______________________________
                                            Carol Gordon Stone
                                            Vice President, Corporate Controller

                                  EXHIBIT INDEX


         Exhibit 99.1 The Talbots, Inc. Retirement Savings Voluntary Plan Trust Agreement dated as of October 1, 1999 between Talbots and American Express Trust Company.

         Exhibit 99.2 Fourth Extension of Share Repurchase Program dated as of January 20, 2000 between Talbots and JUSCO (U.S.A.), Inc.

         Exhibit 99.3 Request for Extension dated December 20, 1999 from Talbots to The Bank of Tokyo-Mitsubishi, Limited.

         Exhibit 99.4 Acceptance of Extension dated January 28, 2000 from The Bank of Tokyo-Mitsubishi Trust Company to Talbots.

         Exhibit 99.5 Request for Extension dated December 20, 1999 from Talbots to The Sakura Bank, Limited.

         Exhibit 99.6 Fifth Amendment, dated as of January 28, 2000, to the Revolving Credit Agreement, as amended, dated as of January 25, 1994, between Talbots and The Sakura Bank, Limited.

         Exhibit 99.7 Request for Extension dated December 20, 1999 from Talbots to The Dai-Ichi Kangyo Bank, Limited.

         Exhibit 99.8 Confirmation of Extension dated January 31, 2000 from The Dai-Ichi Kangyo Bank, Limited to Talbots.